([KLELW Encore Capital Group, Inc. European Debt Investor Meetings Presentation

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS This presentation has been prepared by Encore Capital Group, Inc. (“Encore” or the the Company or its management or board of directors, (iii) statements of future economic “Company") solely for informational purposes. For the purposes of this disclaimer, the performance; and (iv) statements of assumptions underlying such statements. Forward-looking presentation that follows shall mean and include the slides that follow, the oral presentation of statements are not guarantees of future performance and involve certain risks, uncertainties the slides by the Company or any person on its behalf, any question-and-answer session that and assumptions which are difficult to predict and outside of the control of the management of follows the oral presentation, hard copies of this document and any materials distributed in the Company. Therefore, actual outcomes and results may differ materially from what is connection with the presentation. 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TODAY’S PRESENTERS President & CEO, CEO, Cabot Encore Ashish Masih Ken Stannard EVP & CFO, CFO, Cabot Encore Jonathan Clark Craig Buick Managing VP, Director of Corporate Strategy & Development & Corporate Treasury, Encore Finance, Cabot Scott Goverman Tomas Hernanz 3

1. Introduction 4

ENCORE AT A GLANCE

Business Overview

- Based in San Diego, CA, Encore Capital Group, Inc. ("Encore" or the "Company") provides debt recovery solutions for consumers across a broad range of assets
- In the business of purchasing debt for over 25 years, the Company operates internationally with over 7,900 employees[1] and has over 110 million accounts and over 64 million unique consumers in the U.S. and U.K.
  - MCM is the largest debt buyer in the United States
  - Cabot is one of the largest credit management services providers in Europe and the market leader in the UK and Ireland by ERC
- Publicly traded NASDAQ Global Select company (ticker: ECPG) with a market capitalization of ~$1.1bn
- Purchases portfolios of defaulted consumer receivables from credit originators, including banks, credit unions, consumer finance companies and commercial retailers
- Partners with individuals as they repay their debt obligations, helping them towards financial recovery and improving their economic well-being

Main trading brands

encore CAPITAL GROUP

Parent company at Group level

Americas

MCM Midland Credit Management™ an encore capital group company

Operating in the United States

Europe

CABOT CREDIT MANAGEMENT an encore capital group company

Operating predominantly in the United Kingdom

Capital Deployed

2019Q2 LTM Capital Deployments
Total $1.0bn


Europe 36%
Other 3%
U.S. 61%

ERC[2]

2019Q2 180m ERC
Total $7.4bn


Europe 50%
Other 5%
U.S. 45%

Collections

2019Q2 LTM Collections
Total $2.0bn


Europe 32%
Other 5%
U.S. 63%

Revenues[3]

2019Q2 LTM Revenues
Total $1.4bn


Other 11%
4
DP 5
89%

Source: Company filings. Market data as of 6 September 2019.
1) Number of employees as of Q2 2019.
2) ERC represents estimated remaining gross collections for purchased receivables.
3) Represents total revenues adjusted for allowance reversals on receivable portfolios, net.
4) Represents third party collections and other revenues.
5) DP (debt purchasing) represents revenues from owned receivable portfolios.

encore CAPITAL GROUP

5

ENCORE IS A LEADER IN THE GLOBAL DEBT PURCHASING & RECOVERY SECTOR Gross estimated remaining Debt purchasing collections Global deployments collections (ERC)1 ($ in millions) (LTM $ in millions) (LTM, $ in millions) 7,350 2,011 1,001 6,563 1,125 1,165 6,404 1,723 1,336 4,978 940 473 3,876 636 763 2,643 555 360 Note: Data as of most recent reported quarter - Q2’19 for all; non-USD figures translated at spot rate as of most recent reported quarter end. 1) ERC as reported – for Encore: 180 months; Intrum: total; PRA Group: total; Lowell: 180 months; Hoist Finance: 180 months; and Arrow Global: 120 months. 6

RECENT INDUSTRY CONSOLIDATION HAS RESULTED IN A SMALLER NUMBER OF SCALED PLAYERS 2011 Today 2011 Today RMS Source: Company and peer websites, annual filings and press releases. 7

LED BY A BROAD MANAGEMENT TEAM WITH DECADES OF EXPERIENCE Ashish Masih 29 President & CEO, Encore 10 Business Leaders with P&L Responsibility Ken Stannard 31 Ryan Bell 15 Amy Anuk 16 John Yung 30 CEO, Cabot EVP & COO, MCM SVP, SVP, Group Executive for Latinn 7 7 Business Development, MCM 16 America and Asia Pacific 4 Senior Management Jonathan Clark 33 Greg Call 24 Monique Dumais 21 Doris Hektor 17 EVP & CFO, Encore EVP, General Counsel & SVP, Managing VP, 4 Chief Administrative Officer 8 Chief Information Officer 1 Chief Risk Officer 3 Scott Goverman 33 Craig Buick 30 Tomas Hernanz 18 Managing VP, Corporate CFO, Cabot Director of Strategy & Development & Treasury 8 3 Corporate Finance, Cabot 3 Years of experience Years at Encore / Cabot 8

2. Credit highlights 9

ENCORE – A HIGHLY ATTRACTIVE CREDIT STORY Encore attributes Regulatory & Disciplined Scale & Consumer Data and analytical compliance capital efficiency focus leadership excellence allocation Large market size These factors make Encore what it is today ... High degree of market sophistication A. We are the leading operator in our core U.S. and U.K. markets with attractive long term growth prospects and high barriers to entry Consistency of front-book B. Our scale, operational differentiation and compliance excellence drive strong risk opportunities adjusted returns Granular, diversified C. 20+ years of experience have created a large, diversified back-book generating resilient portfolios cash flows D. Strong operating performance and capital allocation discipline support Encore’s healthy Back-book financial profile Unsecured consumer finance market attributes market finance consumer Unsecured resilience 10

A. Leading operator in our core U.S. and U.K. markets with attractive long term growth prospects and high barriers to entry 11

FOCUS ON MARKETS WITH ATTRACTIVE STRUCTURAL CHARACTERISTICS

	Attributes that we believe make a market attractive
1 **Large, consistent opportunity**	‣ Ability to develop sustainable scale ‣ Consistent, long term flow of front-book opportunities as a result of debt sales being an embedded part of the financial ecosystem ‣ Fresh, early bucket delinquent debt sales
2 **Regulatory framework**	‣ Strong regulatory framework with barriers to entry that supports banks to outsource or sell ‣ Mature legal framework providing enhanced risk management
3 **High degree of sophistication and data availability**	‣ Availability of data to enable informed investment decisions ‣ Sophisticated sellers who recognize the benefits of credit management services ‣ Operations and data analytics that drive outperformance and competitive advantage
4 **Low through-the-cycle risk profile**	‣ Low volatility of long term returns ‣ Provide risk diversification – granular, diversified portfolios that diversify risk ‣ Resilience in the event of macroeconomic shocks encore CAPITAL GROUP
12

OUR CORE MARKETS ARE UNDERPINNED BY LARGE, ESTABLISHED CONSUMER SECTORS Key markets in the Americas & Europe (Unsecured outstanding consumer credit, $ in billions). Core markets 1,072 For Encore, our core markets represent ` ~98% of historic M&A activity ` ~94% of historic portfolio investments 274 256 221 197 119 103 20 U.S. U.K. Brazil Germany France Italy Spain Greece 1. Consistent opportunity… 9 9 8 ~ ~ 8 9 8 2. Regulatory framework… 9 9 ~ ~ ~ ~ ~ 8 3. Sophistication & data… 9 9 ~ ~ ~ 8 8 8 4. Low risk profile… 9 9 8 9 9 8 ~ 8 Source: U.S. Federal Reserve as of May 2019, European Central Bank as of May 2019, Bank of England as of May 2019, and Central Bank of Brazil as of July 2019. Management insights. Note: Consumer credit converted to US$ at FX rate prevailing on 31 May 2019. U.S. unsecured outstanding consumer credit defined as total revolving debt outstanding, excluding student loans. 13

THE MARKET OPPORTUNITY IS SIGNIFICANT…



Population: 329m
Total Revolving Debt Outstanding $1.1tn[1]
Credit Card Net Charge-Off Rate 3.8%[1]
Approximate revolving debt charged-off annually $48bn[2]
Investment value of ~$2bn
We estimate approximately $18bn of Face Value was sold in 2018



Population: 67m
Total Unsecured Consumer Credit Outstanding $274bn[3]
Unsecured Credit Net Charge-Off Rate 1.9%[3]
Approximate debt charged-off annually $6.1bn[2]
Investment value of ~$1bn
We estimate approximately $6bn of Face Value was sold in 2018

Source: Federal Reserve, Bank of England, U.S. Bureau of the Census, U.K. Office for National Statistics, Encore management estimates.
Note: Dollar denominated data in United Kingdom funnel converted from GBP to US$ at exchange rate of 1.3031 prevailing on 31-May-2019.
1) Federal Reserve update from Q1 2019 for Q4 2018, not seasonally adjusted and excludes loans secured by real estate.
2) Assumes 17% Recovery Rate to Estimate Gross Charge-Offs.
3) Bank of England consumer credit data as of May 2019. Unsecured consumer credit excluding student loans.

encore CAPITAL GROUP 14

… TAILWINDS CONTINUE TO DRIVE NPL SUPPLY…

Key global factors driving NPL supply

Fresh paper supply now dominates the US market

(99% of deployments[1] by MCM in U.S. in fresh paper)

Potential return of large issuers

(issuers not currently selling produce ~40% of charge-offs)

Consumers have accumulated record indebtedness

Banks have fewer qualified debt buyers and servicers

Increasing regulatory pressure on banks to reduce NPL stockpiles

(Unsecured NPLs to be written off after 3 years[2])

IFRS9 calls for accelerated recognition of impairment losses

(~9% increase in provisions[4])

Banks choosing to outsource credit management

(Front-end processes prioritised over back-end[3])

1) Deployments in 2018.
2) European Central Bank implementing tougher rules on NPL inventory.
3) Banks facing constraints on compliance expertise, IT capex and operations headcount, deemphasizing in-house credit management.
4) As a result of accelerated impairment recognition under IFRS 9, provisions are estimated to increase by 9% with a day-one impact on CET1 of 51bps. European Banking Authority quantitative impact analysis, 20-Dec-2018.

encore CAPITAL GROUP

15

… WITH NEW NPL GENERATION LIKELY TO GROW SIGNIFICANTLY Unsecured consumer lending and total charge-off rate ` Federal Reserve reports revolving credit in the U.S. achieved an ` Rapid consumer credit growth in the U.K. will drive meaningful all-time high in May 2019 supply growth ` Banks’ charge-off rates and loan loss allowances at highest level ` Early signs of increasing default rates visible – potential further in the last six years acceleration due to Brexit implications 250 8% 11,100 12% Revolving consumer credit Total unsecured lending outstanding 1,0001 Derived total unsecured Derived total unsecured 7% annualised quarterly charge- annualised quarterly charge-off off rate rate 10% 900 2200 6%% 800 8% 700 5%% 1150 Charge-Off Rate Charge-Off 600 Rate Charge-Off 6% 4%% 500 1100 3%% Lending $bn Lending 400 £bn Lending 4% 300 2%% 50 200 2% 1%% 100 0 – 0 – Source: For U.S. - U.S. Federal Reserve revolving consumer credit, seasonally adjusted & credit card net charge-off rate. For U.K. - Bank of England – May 2019 – excludes student loans. 16

WE BENEFIT FROM INCREASING BARRIERS TO ENTRY

		U.S.	U.K.
Regulation	• Mature markets entail high legal, regulatory and compliance obligations • Replicating Encore's compliance infrastructure would entail prohibitive time, cost & licensing requirements	▸ State-by-state regulation – often demands licensing ▸ Significant prescriptive regulation – proposed CFPB rules 500+ pages	▸ FCA authorization required for servicing / SRA for litigation ▸ Principles based – intense focus on consumer treatment
Client relationships	• Banks reduce number of servicers to handful of trusted key partners • Comprehensive and regular client audits	▸ Nimbleness towards quick bilateral transactions ▸ Bank restrictions on resale of debt	▸ Deeper relationships from BPO and debt servicing history leads to proprietary purchase opportunities
Proprietary data	• High frequency of consumer interaction enables consumer centric outcomes • Large data warehouse leads to improved pricing, collections efficiency and fair consumer treatment	▸ Over 2,800 portfolios acquired / 25+ years of data ▸ Relationship with 1/5 U.S. consumers	▸ Over 1,800 portfolios acquired / 20+ years of data ▸ Relationship with 1/9 U.K. consumers
Scale	• Scale of operations allows investment in infrastructure and compliance • Diversified access to capital markets lowers cost of funding and facilitates liquidity management	▸ Ability to operate in all 50 states with licenses in every state where required, with approximately 4,100 employees[1]	▸ Largest U.K. financial services ERC with approximately 2,500 employees

1) Total global employees contributing to the U.S. business.

encore CAPITAL GROUP

17

B. Our scale, operational differentiation and compliance excellence drive strong risk adjusted returns 18

OUR SCALE AND OPERATIONAL DIFFERENTIATION DELIVER MARKET LEADING RETURNS Operating return on portfolios for leading debt purchasing players1 Servicing % 51% 11% 19% 24% 3% 2% of revenue 16% 14% 11% 10% 6% 6% Competitor A B C D E Source: Company filings for relevant peers as of LTM Q2’19. 1) Calculated as operating profit divided by average book value of portfolios. 19

WE HAVE MARKET-LEADING SCALE IN OUR CORE MARKETS Leading ERC across U.S. and U.K.1 (US$ in millions) 7,350 6,563 1,114 6,404 1,625 4,978 3,310 3,876 2,101 6,182 3,496 2,643 2,791 1,612 2,926 2,877 1,284 1,085 1,031 ~391 U.S. ERC U.K. ERC Other ERC Note: Data as of most recent quarter – Q2’19; Non-USD figures translated at spot rate as of most recent reported quarter end. 1) ERC as reported – for Encore: 180 months; Intrum: total; PRA Group: total; Lowell: 180 months, geographic split of 120 months ERC applied to 180 months; Hoist Finance: 180 months, U.K. share of ERC calculated by applying U.K. net carrying value of NPL portfolios as of Dec-2018 to total ERC; and Arrow Global: 120 months. 20

SUPERIOR DATA ANALYTICS DRIVES OUR ENHANCED CONSUMER CENTRIC APPROACH

	US	UK
Data assets	~110 million accounts ~60 million consumers ~600 thousand hours of call recordings per year On average, we have an existing relationship with ~40% of consumers in each new portfolio	~10 million accounts ~1.5 billion transaction records ~150 million financial transactions ~670 million dialler records ~14 million litigation records

Advanced analytics

- Sophisticated use of speech analytics
  - Real-time analytics
  - Call library for training
- Speech analytics underpins valuation and pricing rigor
- Substantial experience & expertise: more than 20 years of data, insights, modelling and operational integration
- Market leading set of litigation scorecard models
- Proprietary scorecards for legal placement, direct mail, call center effort

Consumer centric execution

- Real-time sentiment analysis informing approach to next interaction with consumer
- Insights from data and analytics integrated across business processes
- Automated process to update consumer profile and treatment based on real time internal and external data
- Post call consumer feedback
- Proprietary data, advanced analytics, supporting appropriate consumer-level engagement encore CAPITAL GROUP

21

STRONG ANALYTICS AND ROBUST OPERATIONS ENABLE LITIGATION AS AN EFFECTIVE COLLECTION CHANNEL Legal collections Better performance of proprietary scorecard1 Collection by scorecards ranked by decile (10 = best) Experience Network Scorecard 1,000 800 600 400 14+ years Largest legal 10+ years Not Selected of litigation network in refining For Litigation $ NPV/Account 200 experience the industry scorecard - 12345678910 -200 Litigation Scorebands (worst to best) Deep local MCM proprietary Internal legal knowledge scorecard MCM Litigation Scorecard Bureau Scorecord operations enables strong superior in complemented by performance in segmenting external partners litigation channel accounts Leverage proprietary scorecards to allocate accounts to the most appropriate channel to drive superior collection performance 1) Performance of proprietary scorecard benchmarked against generic bureau scorecard. 22

BUSINESS MODEL TRANSFORMATION HAS ENABLED A 1,300BPS REDUCTION IN U.S. COST TO COLLECT FROM 2007 TO PRESENT

Distribution of account managers

Distribution of production headcount for MCM, by location



552
c.1,900
42%
58%
64%
10%
26%
2007
2018
US
Costa Rica
India

Relative cost of account managers

Expenses per FTE headcount (indexed), by location



100
Provides cost-effective Spanish language capabilities
54
Provides scalability
26
US
Costa Rica
India

Improving U.S. cost-to-collect



52%
39%
2007
Q2'19

- Considerable cost advantages stemming from our operations in India and Costa Rica that allow Encore to more efficiently work a high percentage of the accounts within any given portfolio
- Cost advantage allows us to pursue lower value accounts than peers
- Only company in our industry with successful, late stage collection platform in India
- Cost savings and first-mover advantage helps to reduce our variable cost-to-collect encore CAPITAL GROUP

23

NON-PAYING ACCOUNTS – DRIVING COMPETITIVE ADVANTAGE THROUGH PROVEN LITIGATION SCORECARD

Depth of data	Leading litigation volumes	Continuous improvement
>1 billion[1] data points generated from performance history	c. 840,000 judgments obtained since 2006	11 Scorecard version updates over the last 10 years

Scorecard shows strong ability to rank profitability[3]



£ Per Acct
450
300
150
0
(150)
Cabot Proprietary Litigation Scorecard Avg £112 NPV
Not Selected For Litigation
Using a Competitor/ Bureau Scorecard Avg £48 NPV
Litigation Score Bands
1 2 3 4 5 6 7 8 9 10 11

Driving competitive advantage at pricing - illustrative

Increase in cumulative cash flows for litigation-eligible accounts due to litigation scorecard[2]



Cabot Proprietary Litigation Scorecard
Generic Credit Bureau Scorecard
38% uplift in collections
0
Months
120

Proven benefits of litigation expertise

Collections uplift after applying litigation scorecard to Cabot's back-book (Sample portfolio)

£ per month collections ('000)



120
80
40
Trend before investment in litigation
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18

Source: Company information; Equifax Credit Bureau scorecard.
1) U.K. solicitor data points that have been generated from internal litigation and on behalf of the Company.
2) Cumulative gross collections over a 120 month period for accounts eligible to litigation only. A 27% discount is applied to gross litigation collections when using the Credit Bureau Scorecard. Discount factor derived from historical trend data for litigation accounts using a CRA litigation scorecard.
3) Attachment of Earnings Net Present Value @ 24 Months.

encore CAPITAL GROUP 24

PAYING PORTFOLIO – OPTIMIZATION OF PAYING ACCOUNTS Driving increase in average payments... Data People Targeting Average Payment Uplift1 +5.7% Data Enhanced Application of Leading Edge Affordability Behavioural Decision Engine Assessments Science Jan-18 Jan-19 … whilst focused on consumer affordability …and minimizing payers break rates Comparison of average monthly payment to average net disposable Rolling 12M Break Rate Evolution3 income (NDI), by NDI bands2 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% £0-£100 £100-£250 £250+ NDI bands Avg payment (£) Avg Net Disposable Income (£) Rolling 12M breakage rate Source: Company information, U.K. portfolios. 1) Accounts across the full base that paid in Jan-18 to Jan-19. 2) Jan-18 to Jul-18 plan data. 3) Defined as percentage of accounts not paying in the last 90 days. 25

CONSUMER FOCUS AND OPERATIONAL ENHANCEMENTS HAVE IMPROVED LIQUIDATION EFFECTIVENESS % Collections by call center Past and digital channel Today 53% Maximize collections with 52% Optimize lifetime liquidation large scale, high speed approach 48% with high touch, focused approach Connect with consumer Quick discount focused call through longer conversations Limited interaction channels Offer expanded interaction and payment flexibility and payment options to consumers 2016 2017 2018 Improved collection efficiency (Indexed performance in first 12 months)1 (Indexed performance in first 12 months) 144 137 131 122 100 100 100 100 Payer ratee2 Cumulative cash liquidation ratee 3 Payer rate2 Cumulative cash liquidation rate 3 4 4 Avg. of '13-'15A vintages Avg. of '16-'18A vintages '14AA '18AA 1) Average payer rate and cumulative cash liquidation rate on 2013 to 2015 vintages indexed to 100 and benchmarked against vintages raised in 2016 to 2018. 2) Payer rate represents percentage of accounts paying in the first 12 months. 3) Cumulative cash liquidation rate represents percentage of face value collected in the first 12 months. 4) Comparable portfolios for 2014 and 2018 sold by the same vendor. 26

OUR FOCUS ON RISK MANAGEMENT AND COMPLIANCE IS A COMPETITIVE ADVANTAGE AND BARRIER TO ENTRY

Encore is highly focused on regulatory compliance

Principled treatment of consumers	MCM Consumer Bill of Rights (MCM Midland Credit Management – an encore capital group company – Consumer Bill of Rights)
Compliance capabilities	Encore has heavily invested in both personnel and processes to support the changing regulatory landscape Team of 28 specialists ensuring regulatory compliance
Collaborative relationship with regulators	cfpb Consumer Financial Protection Bureau FEDERAL TRADE COMMISSION PROTECTING AMERICA'S CONSUMERS

Encore's issuer certification program is a key differentiator

MCM averages roughly 35 issuer audits and due diligence exercises per year

- The certifications received through these audits are a prerequisite for purchasing debt from issuers
- Encore has achieved certification from all major domestic issuers who sell their charged-off accounts

Issuer Review / Audit Process

Cycle I: Request for information → Cycle II: On-Site Audit → Cycle III: Post On-Site Follow-Up Requests → Cycle IV: Audit Report Received → Approval / Certification

"Encore by far is the most transparent, prepared, and buttoned up of any debt buyer we've audited. You have raised and set a new bar in the industry."

- Top 5 Credit Card Issuer

encore CAPITAL GROUP

27

HIGHLY EXPERIENCED OPERATOR IN TIGHTLY REGULATED ENVIRONMENT

Leading track record of regulatory approval

- First large U.K. CMS company to receive full FCA authorization
- In-house legal expertise regulated by the Solicitor Regulation Authority (SRA)

FCA

Solicitors Regulation Authority

Recognized industry leadership

Credit Excellence Awards2018

Best law firm
WINNER

Best legal service provider
WINNER

2020 CREDIT AWARDS 2019

Best vulnerable consumer strategy
WINNER

The Institute of Customer Service

UK Customer Satisfaction Awards 2019
WINNER

U.K. consumer satisfaction index[1]

(Comparison with selected banks)



82.3
81.4
80.6
79.2
77.9
CABOT CREDIT MANAGEMENT
Santander
BARCLAYS
LLOYDS BANKING GROUP
HSBC

Google reviews[2]

(Google rating out of 5 stars, selection of peers that management believes are key competitors for comparison purposes)



4.4
1.8
1.7
1.0
CABOT CREDIT MANAGEMENT
Hoist Finance
Lowell
ARROW

Self-reported complaints[3]

(# of complaints received per 1,000 accounts, comparison with selected banks)



0.8
6.2
6.4
6.9
8.0
CABOT CREDIT MANAGEMENT
LLOYDS BANKING GROUP
BARCLAYS
Santander
HSBC

encore CAPITAL GROUP

Source: Company information.

1) Consumer satisfaction survey run by the Institute of consumer Service. Respondents are asked to rate their experience of individual organizations they have dealt with in the previous three months, using a scale of 1 – 10. These scores are then multiplied by ten so that the index scores are expressed as a number out of 100.

2) Data collected from Google reviews web page as of 6 September 2019. Cabot rating represents Cabot Financial, our UK debt purchase subsidiary.

3) Data for the period H2 2018.

28

C. 20+ years of experience have created a large, diversified back-book generating resilient cash flows 29

BACK-BOOK CONSISTS OF GRANULAR, RELIABLE CASH FLOWS FROM 20+ YEARS OF EXPERIENCE Historical and future estimated remaining collections Actual and estimated remaining collections1, $m 175 U.S. ERC 150 Europe ERC 125 Short-tailed curve in U.S. reduces 9 performance risk 100 Long-tailed curve in Europe represents 75 higher focus on payment plans, thus 9 reducing reinvestment risk 50 25 – 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Note: Financials and back-book granularity as of Q2 2019. 1) Represents, for MCM and Cabot, actual collections through Q2 2019 and estimated collections going forward. Actual collections and future expected remaining collections reflect monthly collections presented on a rolling three month average basis. 30

DEMONSTRATED BACK-BOOK RESILIENCE DURING PERIODS OF ECONOMIC STRESS

Unprecedented stress during financial crisis

Extract from Encore 2008 10-K:

"The United States and global economies are currently in turmoil. In the U.S., the availability of credit is limited, unemployment rates are at 25-year highs as more layoffs are announced weekly, credit card charge-offs and deliquencies have increased more than 33% in the last year, home foreclosures hace dramatically increased and the housing market is experiencing a significant downturn…

… As a result of the deteriorating economic conditions, … we have seen a shift in payments from consumers from single payment settlements to payment plans…

… prices for fresh charge-offs (receivables that are sold immediately after charge-off) have declined from 8% – 13% of face value in early 2008 to 6% – 10% of face value in late 2008."

Limited impact on back-book collections



Monthly collections (US$ in millions)
U.S. unemployment rate
16
14
12
10
8
6
4
2
-
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
-
2005
2006
2007
2008
2009
2010
2011
2012
2013
2005
2006
2007
U.S. unemployment rate



Monthly collections (£ in millions)
U.K. unemployment rate
4
3
2
1
-
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
-
2005
2006
2007
2008
2009
2010
2011
2012
2013
2005
2006
2007
U.K. unemployment rate

Source: Company information, United Kingdom Office of National Statistics, Federal Reserve.

Period of rising unemployment

31

THE FINANCIAL CRISIS PROVIDED SIGNIFICANT OPPORTUNITIES FOR MCM

MCM increased its level of investment at attractive returns…

Purchases and life-time money multiples, US$ millions



204
228
253
358
386
561
2.7x
3.0x
3.4x
3.3x
3.1x
2.4x
2007
2008
2009
2010
2011
2012
Life-time MM
Purchases

… and significantly improved its collection efficiency

Collections and cost-to-collect, US$ millions



355
399
488
605
761
948
51.5%
50.2%
47.6%
43.7%
42.2%
40.4%
2007
2008
2009
2010
2011
2012
Cost-to-collect
Collections

encore CAPITAL GROUP

Note: As of Q2 2019. Life-time money multiples: actual collections plus estimated remaining collections for a given vintage as a multiple of original purchase price. Management utilizes adjusted operating expenses in order to facilitate a comparison of approximate costs to cash collections for our portfolio purchasing and recovery business (cost-to-collect). Adjusted operating expenses for our portfolio purchasing and recovery business are calculated by starting with GAAP total operating expenses and backing out operating expenses related to non-portfolio purchasing and recovery business, acquisition, integration and restructuring related operating expenses, stock-based compensation expense, settlement fees and related administrative expenses and other charges or gains that are not indicative of ongoing operations

32

STRENGTH OF BACK-BOOK COLLECTIONS UNDERPINNED PROFITABILITY THROUGH THE CRISIS Cumulative collections vs. original 2007 ERC forecast1 Net income through the crisis US$ millions Financial crisis US$ millions 1,100 69 At the end of the initial ERC forecast period (in 2013), 1,023 cumulative performance had recovered to 100%1 61 900 892 15% cumulative 49 outperformance vs initial forecast 700 33 500 14 12 300 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Actual Cumulative Collections Initial ERC Forecast Source: Company information. 1) In 2007, ERC forecast was through 2013 only. 33

U.K. PAYERS ARE RESILIENT – PAYING ACCOUNTS COMPRISE MORE OF OUR U.K. COLLECTIONS POST CRISIS Cumulative performance of 2005 vintage vs IC1 estimates Greater proportion of collections from resilient sources Overall collections from payers Settlement cash from litigation 111% 94% 97% 6% 77% 78% 3% 88% 74% Settlements Regular payers Total 2006 2018 9 Overall cumulative performance at 97% of initial pricing 9 Greater proportion of collections from payers (payment curve plans and settlements), who demonstrated resilience during the financial crisis 9 Cash flow tail still generates incremental value – 4.6% of investment value in past 12 months 9 Increase in collections from litigation activity (including security over property) 9 Demonstrates resilience of regular payers during financial crisis 9 Significant reduction in collections expected to be at risk in the event of macro economic stress (down from 23% to 6%) Note: Cabot + Marlin U.K. portfolios originated in 2005. 1) Cumulative performance up until Mar-19. IC estimates refer to initial estimates approved by the investment committee. 34

D. Strong operating performance and discipline support Encore’s healthy financial profile 35

SOLID GROWTH IN VOLUMES AND CASH PROFITABILITY LTM Adjusted EBITDA + Collections applied to ERC1 principal balance2 8,000 1,250 CAGR: 5% CAGR: 7,7,3503 7,000 7% 1,000 6,000 5,711 777 5,000 750 628 4,000 500 3,000 2,000 250 482 417 1,000 - - 2015A LTM Q2 2019 2015A LTM Q2 2019 Adj. EBITDA Collections applied to principal ($ millions) ($ millions) Note: As of 30-Jun-2019. 1) Represents 180 month ERC. 2) See appendix for a reconciliation of Adjusted EBITDA to GAAP net income. 36

ENCORE’S LEVERAGE IS LOW COMPARED TO PEERS Net Debt / Adjusted EBITDA plus Collections Applied to Principal Balance1 5.1x 4.5x 4.3x Maintained between 2.0 – 3.0x last five years 3.6x 2.7x 2.6x Peers2 Rating: S&P | Moody’s NR3 | NR3 BB- | Ba3 BB+ | Ba2 NR3 | Baa3 B+ | B2 Note: Net debt represents debt less unrestricted cash and cash equivalents excluding client cash. See Appendix for a reconciliation of Net Debt to GAAP Debt. 1) See appendix for a reconciliation of Adjusted EBITDA to GAAP net income. 2) Peers leverage sourced from public filings. Data as of Q2’19, except for Hoist (Q4’18). 3) NR: Not rated. 37

DEPLOYING CAPITAL AT STRONGER MONEY MULTIPLES AND ACHIEVING GREATER OPERATIONAL EFFICIENCY… Global collections multiples Overall cost-to-collect3 ` 17% improvement in our initial money multiple ` 7% reduction in cost-to-collect leveraging scale to drive improvements ` MCM deployments at consistently improving multiples since 2015 as ` MCM driving cost efficiencies through channel optimization and market conditions have improved effective growth in lower cost locations ` Cabot deployments at improving returns, albeit with a shift in 2017 ` Cabot delivering margin improvements through on-going program of and 2018 to paying portfolios (lower multiples, lower cost to collect) cost efficiencies, and recent focus on paying portfolios 2.1x 2.0x 2.0x 2.0x 39.5% 2.1x 39.2% 1.9x 2.0x 38.5% 2.0x 37.9% 1.9x 1.8x 36.5% 2015 2016 2017 2018 Q2'19 YTD 2015 2016 2017 2018 Q2'19 YTD 1 Initial money multiple Life-time money multiple 2 Cost-to-Collect 1) Based on expected cumulative collections at the time of portfolio acquisition. 2) Calculated as (collections to date plus ERC) / purchase price. 3) Cost-to-collect presented on a reported basis for portfolio purchasing and recovery. 38

… TO ENABLE STRONG CASH FLOW GENERATION Illustrative estimated excess cash flow generation waterfall For the six months ended June 30, 2019 (US$ in millions) 17 89 Collections applied to principal 24 402 433 Adjusted EBITDA1 244 83 Adjusted EBITDA + Capex Cash Interest Cash Tax Estimated ERC Estimated Excess Cashh 3 Collections applied to Replenishment Ratee 2 principal 1) See Appendix for a definition and reconciliation of Adjusted EBITDA to GAAP net income. 2) Estimated ERC Replenishment Rate represents management’s estimate of the amount of purchases that were needed to replenish ERC in order to maintain a steady state ERC balance. The Estimated ERC Replenishment Rate is an illustrative calculation based on management’s estimates and assumptions with respect to money multiples and the amount of ERC to be replenished. The Estimated ERC Replenishment Rate may be determined or calculated differently by other companies. Actual purchases made during the period were $505 million. See Appendix for the 39 calculation the Estimated ERC Replenishment Rate. 3) Estimated Excess Cash represents management’s calculated sum of the amounts and estimates set forth on this page. It is provided for illustrative purposes only and does not represent actual cash flows during any period or amount of cash available at any time.

ENCORE – A HIGHLY ATTRACTIVE CREDIT STORY A leading operator in our core U.S. and U.K. markets with attractive long term growth A prospects and high barriers to entry Our scale, operational differentiation and compliance excellence drive strong risk B adjusted returns 20+ years of experience have created a large, diversified back-book generating C resilient cash flows Strong operating performance and capital allocation discipline support Encore’s healthy D financial profile 40

Appendix 41

LIMITED NEAR TERM DEBT MATURITIES Disciplined construction of capital stack with well spread debt maturities As at June 30 2019 Term Loan A-3 (Encore) Senior Secured Notes (Encore) 2020 Convert (Encore) 2021 Convert (Encore) 2022 Convert (Encore) 2025 Convert (Encore) 2023 Exchangeable Notes (Encore) 2021 Notes (Cabot) 2023 Notes (Cabot) 2023 ABL Facility (Cabot) Securitization Sr. Facility (Cabot) 2024 Floating Rate Notes (Cabot) 1,400 Revolver (Cabot) Revolver (Encore) 1,200 1,000 800 600 400 200 - 2H 2019 1H 2020 2H 2020 1H 2021 2H 2021 1H 2022 2H 2022 1H 2023 2H 2023 1H 2024 2H 2024 1H 2025 2H 2025 Average life of back Average life of debt 3.5 years 3.2 years book ERC Note: Pro Forma for the September 2019 issuance of $100.0m of the 2025 Convert (Encore) and the repurchase of $83.1m of the 2020 Convert (Encore). Average life of back-book ERC defined as the number of years that pass from now (Q2 2019) until half the time-weighted ERC is collected. 42

ESTIMATED ERC REPLENISHMENT RATE CALCULATION

ERC Replenishment Rate Calculation
For the six-month period ending 30 Jun 2019

12 month ERC at 30-Jun-19	1,822	a
12 month ERC at 31-Dec-18	1,783	b
Average 12 month ERC[1]	**1,805**	(a+b)/2=c
Estimated initial money multiple[2]	2.1x	d
Estimated 6M ERC Replenishment Rate[3]	**433**	c/d/2

In line with:

- ***Average initial money multiple over the past ten years***
- ***Q2 2019 YTD initial money multiple***

Footnotes and definitions

1) Average 12-month ERC represents management's estimate of the amount of ERC that would need to be replenished in order to maintain a steady state ERC balance. Utilizing the Average 12-month ERC to estimate the ERC Replenishment Rate may result in understating the ERC Replenishment Rate as the method assumes that all purchases are made at period end. Management utilizes Average 12-month ERC to estimate the ERC Replenishment Rate to enable comparability amongst competitors, many of whom utilize this same method.

2) Money multiples represent total expected gross cash collections divided by portfolio acquisition price. Initial money multiple represents the money multiple reported at the end of the year of acquisition.

3) Estimated ERC Replenishment Rate represents management's estimate of the amount of purchases that were needed to replenish ERC in order to maintain a steady state ERC balance. The Estimated ERC Replenishment Rate is an illustrative calculation based on management's estimates and assumptions with respect to money multiples and the amount of ERC to be replenished. The Estimated ERC Replenishment Rate may be determined or calculated differently by other companies. The Estimated 6 month ERC Replenishment Rate is equal to the estimated annual ERC Replenishment Rate divided by 2. Actual purchases during the period were $505 million.

encore CAPITAL GROUP

43

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In $ Thousands) Three Months Ended

	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17
GAAP net income (loss), as reported	$ (9,364)	$ 1,596	$ 26,607	$ 30,833	$ (51,946)	$ 11,323	$ 14,979	$ 19,076
(Income) loss from discontinued operations, net of tax	(2,286)	29,214	3,182	-	-	(829)	199	-
Interest expense	47,816	50,187	50,691	50,597	48,632	48,447	49,198	50,516
Interest income[1]	(407)	(473)	(499)	(620)	(694)	(725)	(779)	(919)
Provision (Benefit) for income taxes	(6,361)	3,988	10,148	13,451	(13,768)	28,374	12,067	13,531
Depreciation and amortization	8,043	9,102	9,861	8,235	8,032	8,740	8,625	8,672
Stock-based compensation expense	5,156	4,749	3,718	5,151	633	3,125	750	2,760
Acquisition, integration and resructuing related expenses[2]	2,235	2,635	2,141	3,271	3,843	7,457	855	3,520
Settlement fees and related administrative expenses[3]	63,019	-	2,988	698	2,613	-	-	-
Gain on fair value adjustments ot contingent considerations[4]	-	-	-	-	-	(8,111)	-	(2,773)
Expenses related to Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 107,851	$ 100,998	$ 108,837	$ 111,616	$ (2,655)	$ 97,801	$ 85,894	$ 94,383
Collections applied to prinicpal balance[7]	156,229	144,075	177,711	166,648	247,427	147,203	188,893	173,946

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solutions service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

44

RECONCILIATION OF ADJUSTED EBITDA (CONT'D)

Reconciliation of Adjusted EBITDA to GAAP Net Income

(Unaudited, In $ Thousands) Three Months Ended

	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
GAAP net income (loss), as reported	$ 42,144	$ 2,779	$ 23,713	$ 26,974	$ 13,016	$ 46,033	$ 49,442	$ 36,822
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-	-
Interest expense	52,755	51,692	57,462	60,536	65,094	56,956	54,967	63,913
Interest income[1]	(943)	(994)	(1,017)	(1,082)	(747)	(499)	(1,022)	(1,238)
Provision (Benefit) for income taxes	17,844	8,607	9,470	11,308	16,879	9,095	3,673	11,753
Depreciation and amortization	8,522	14,158	10,436	10,923	9,873	9,996	9,995	9,741
Stock-based compensation expense	3,531	3,358	2,276	3,169	5,007	2,528	1,826	3,581
Acquisition, integration and resructuing related expenses[2]	342	7,245	572	3,655	8,475	(5,179)	1,208	1,318
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-	-
Gain on fair value adjustments ot contingent considerations[4]	-	(49)	(2,274)	(2,378)	-	(1,012)	-	(2,199)
Expenses related to Cabot IPO[5]	-	15,339	2,984	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	6,578	2,737	-	-	-
Adjusted EBITDA	$ 124,195	$ 102,135	$ 103,622	$ 119,683	$ 120,334	$ 117,918	$ 120,089	$ 123,691
Collections applied to prinicpal balance[7]	159,408	150,788	198,282	185,799	199,457	175,476	201,328	200,323

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.

2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

3) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

4) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solutions service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations.

5) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.

7) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

45

RECONCILIATION OF NET DEBT Reconciliation of Net Debt (Unaudited, In $ Thousands) 31-Dec-18 30-Jun-19 GAAP debt 3,490,633 3,529,717 Add back: Debt issuance costs and debt discounts 85,147 73,248 Less: Finance lease liabilities (7,563) (8,429) Less: Cash and cash equivalents (157,418) (168,565) Add back: Client cash1 21,800 24,200 Net debt 3,432,599 3,450,171 31-Dec-18 30-Jun-19 Encore revolving credit facility 429,000 496,000 Encore term loan facility 195,056 179,320 Encore senior secured notes 325,000 325,000 Encore convertible notes and exchangeable notes 656,000 656,000 Less: Debt discount (36,361) (29,994) Cabot senior secured notes 1,111,399 1,106,031 Less: Debt discount (1,477) – Cabot senior revolving credit facility 298,005 291,435 Cabot securitisation senior facilities 445,837 444,455 Other credit facilities 43,354 41,088 Other 64,566 55,207 Finance lease liabilities 7,563 8,429 Gross debt 3,537,942 3,572,971 Less: Debt issuance costs, net of amortization (47,309) (43,254) GAAP debt 3,490,633 3,529,717 1) Client Cash is cash that was collected on behalf of, and remains payable to, third party clients. 46